UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  June 4, 2001

Intacta Technologies Inc.
 (Exact name of registrant as specified in its charter)

Nevada	0-30467	58-2488071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 East Paces Ferry Road Suite 1445 Atlanta, GA 30326-1372

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (404) 880-9919

Item 7         Financial Statements and Exhibits

(c)     Exhibits:

 1.       Press Release of the Company dated June 4, 2001

2.       Press Release of the Company dated June 5, 2001 Item 9         Regulation FD Disclosure

On June 4, 2001, INTACTA Technologies Inc. announced that Austria's premiere online news source, Speed Magazine, is now featuring a segment covering INTACTA.CODE. Using streaming media, Speed Magazine is hosting a five minute news segment that explains INTACTA's latest encryption and encoding software development tools, targeted at e-music and e-book publishers and software application developers.

On June 5, 2001, INTACTA Technologies Inc. announced the successful integration of its INTACTA.CODE software with a biometric security application from Imagis Technologies Inc. When combined with contactless cards provided by Smart Card Technologies the three companies demonstrated a very secure and non-instrusive means of access control. The demo was featured at the CTST security show in Las Vegas, Nevada recently.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intacta Technologies Inc.

Date: June 8, 2001	By: /s/ Sandra Buschau

Sandra Buschau
Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued June 4, 2001

99.2	Press release issued June 5, 2001